UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2012

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2012, the Company held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals as described in the Company’s Proxy Statement dated April 9, 2012. A total of 21,107,494 of the Company’s common shares, out of a total of 25,678,882 common shares outstanding and entitled to vote, were present in person or represented by proxies at the meeting. (Such share information has not been adjusted to reflect the Company’s 5% stock dividend distributed on April 16, 2012 to shareholders of record at the close of business March 30, 2012.) The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1: The election of four persons named in the Proxy Statement (Bruce D. Bohuny, Mary Ann Deacon, Joseph P. O’Dowd, and Brian Flynn) to serve as directors on the Company’s Board of Directors until the Annual Meeting of Shareholders in 2015. The following is a list of the directors elected at the Annual Meeting with the number of votes “For” and “Withheld” and “Broker Non-Votes”:

Name of Director	For	Withheld	Broker Non-Votes
Bruce D. Bohuny	16,302,223	1,418,658	3,386,613
Mary Ann Deacon	16,804,062	916,819	3,386,613
Joseph P. O’Dowd	15,953,511	1,767,370	3,386,613
Brian Flynn	15,874,141	1,846,739	3,386,613

Proposal 2: The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For: 20,168,959; Against: 570,138; Abstentions: 368,396; and Broker Non-Votes: 0.

Proposal 3: The advisory (non-binding) vote on the compensation of the Company’s executives, as disclosed in the Proxy Statement, was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For: 15,942,158; Against: 1,619,628; Abstentions: 159,095; and Broker Non-Votes: 3,386,613.

Proposal 4: The advisory (non-binding) vote on how often the Company will conduct an advisory vote on executive compensation resulting in approval of conducting such voting on an annual basis. The number of votes by frequency is as follows:

Every 1 year: 15,756,237; Every 2 years: 469,253; Every 3 years: 1,125,221; Abstain: 369,103;

Broker Non-Votes: 3,387,673

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By: /s/ Thomas J. Shara

      Name: Thomas J. Shara

      Title: President and Chief Executive Officer

Dated: May 10, 2012